Exhibit 99.2

Fourth Quarter and Full Year 2022 Earnings Organon

Disclaimer statement Cautionary Note Regarding Forward - Looking Statements Except for historical information herein, this presentation includes “forward - looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management’s ex pec tations about Organon’s future financial performance and prospects. Forward - looking statements may be identified by words such as “expects,” “ intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning. These statements are based upon th e current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. If underlying assumption s p rove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward - looki ng statements. Risks and uncertainties include, but are not limited to, an inability to execute on our business development strategy or real ize the benefits of our planned acquisitions; efficacy, safety, or other quality concerns with respect to marketed products, including market actions su ch as recalls, withdrawals, or declining sales; general economic factors, including recessionary pressures, interest rate and currency excha nge rate fluctuations; general industry conditions and competition; the impact of the ongoing COVID - 19 pandemic and emergence of variant strains; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global tre nds toward health care cost containment; technological advances; new products and patents attained by competitors; challenges inherent in new p rod uct development, including obtaining regulatory approval; the company’s ability to accurately predict its future financial result s a nd performance; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; difficulties devel opi ng and sustaining relationships with commercial counterparties; dependence on the effectiveness of the company’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions. The company undertakes no o bli gation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise. Additional factors tha t could cause results to differ materially from those described in the forward - looking statements can be found in the company's filings with t he Securities and Exchange Commission (SEC), including the company's Annual Report on Form 10 - K for the year ended December 31, 2021 and subsequen t SEC filings, available at the SEC's internet site (www.sec.gov). 2

Disclaimer statement, cont. Cautionary Note Regarding Non - GAAP Financial Measures This presentation contains “non - GAAP financial measures,” which are financial measures that either exclude or include amounts th at are not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally acce pte d accounting principles (“GAAP”). Specifically, the company makes use of the non - GAAP financial measures Adjusted EBITDA, Adjusted Net Income, and Adjusted diluted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the com pan y’s GAAP financial statements. This presentation also provides certain measures that exclude the impact of foreign exchange. We c alc ulate foreign exchange by converting our current - period local currency financial results using the prior period average currency rates and com paring these adjusted amounts to our current - period results. The company believes that these non - GAAP financial measures help to enhance an understanding of the company’s financial performance. However, the presentation of these measures has limitations as an analy tic al tool and should not be considered in isolation, or as a substitute for the company’s results as reported under GAAP. Because not all c omp anies use identical calculations, the presentations of these non - GAAP measures may not be comparable to other similarly titled measures of other companies. You should refer to the appendix of this presentation for relevant definitions and reconciliations of non - GAAP financ ial measures contained herein to the most directly comparable GAAP measures. In addition, the company’s full - year 2023 guidance measures (other than revenue) are provided on a non - GAAP basis because the co mpany is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquis iti on related expenses, restructuring and related expenses, stock - based compensation, and other items not reflective of the company's ongoing operations. The company uses non - GAAP financial measures in its operational and financial decision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more meaningful representation of the underlying operating perform anc e of the business. 3

FY 2022 highlights 4 • Revenue of $6.2 billion, up 4% ex - FX • All three franchises contributed to growth, ex - FX • All geographies in positive territory in 2022 • Adjusted EBITDA of $2.1 billion • Diluted EPS of $3.59; Adjusted Diluted EPS of $5.03 See Slides 20 - 24 of this presentation for a reconciliation of non - GAAP measures.

Each franchise contributed to growth Women's Health Biosimilars Established Brands • Second consecutive year of double - digit growth in Nexplanon ex - FX • Fertility strong growth despite COVID impact in China • Executing on business development • Strong performance of Renflexis and Ontruzant in U.S. • Added new biosimilar collaboration • Growth in Hadlima in Australia and Canada following successful launches in 2021 • Delivered 3% constant currency growth in 2022 • Growth in China despite COVID • Expect stabilization to continue , despite VBP impact in 2023 5

All geographies contributed to ex - FX growth $ mil 2022 2021 Actual VPY Ex - FX VPY Europe and Canada 1,631 1,741 (6)% 4% United States 1,437 1,383 4% 4% Asia Pacific and Japan 1,143 1,173 (3)% 10% China 917 933 (2)% 2% Latin America, Middle East, Russia and Africa 895 841 6% 9% Other (1) 151 233 (32)% (33)% Total Revenues 6,174 6,304 (2)% 4% 6 ~77% of 2022 sales generated ex - US (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties, and allocated amounts f rom pre - spin revenue hedging activities.

[Organon] Confidential - 7% reported +1% ex - FX $ mil 7 Volume growth drives sales performance (3) (1) (2) ~0 ~(20) ~65 ~(15) ~(130) ~(15) $1,604 $1,485 FX ~ (800) bps headwind to growth in Q4 (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties

[Organon] Confidential $ mil 8 Volume growth drives performance; minimal LOE, VBP impact ~515 (3) $ 6,304 $6 , 174 ~(30) ~(20) ~(140) FX ~(600) bps headwind to growth for full year (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties ~(70) ~(380) (1) (2) - 2% reported +4% ex - FX

Women’s Health Women’s Health Revenues $ mil Q4 - 22 Q4 - 21 Act VPY Ex - FX VPY 2022 2021 Act VPY Ex - FX VPY Top Contraception Products Nexplanon ® 239 226 6% 8% 834 769 8% 11% NuvaRing ® 40 44 (9)% (5)% 173 191 (9)% (6)% Marvelon Œ /Mercilon Œ 24 22 12% 25% 110 98 12% 20% Top Fertility Products Follistim ® 50 59 (15)% (11)% 229 237 (3)% — % Ganirelix Acetate Injection 25 26 (1)% 9% 123 111 11% 18% Other Women's Health products 54 38 43% 50% 204 206 (1)% 3% Total Women's Health 433 415 4% 9% 1,673 1,612 4% 7% 9 • Strong demand for Nexplanon • COVID in China impacted fertility in Q4 • Expanding breadth of franchise with business development Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Biosimilars Biosimilars Revenues $ mil Q4 - 22 Q4 - 21 Act VPY Ex - FX VPY 2022 2021 Act VPY Ex - FX VPY Renflexis ® 60 51 19% 20% 226 186 21% 22% Ontruzant ® 35 26 36% 40% 122 126 (4)% — % Brenzys Œ 23 28 (17)% (13)% 75 63 19% 24% Aybintio Œ 10 10 (3)% 12% 39 36 7% 21% Hadlima Œ 6 4 51% 64% 19 13 51% 57% Biosimilars 134 118 13% 17% 481 424 13% 17% 10 • Renflexis still growing five years after launch • Strong US growth in Ontruzant offset by pricing pressure in EU • Demonstrating commitment with additional partnership Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Established Brands Established Brands Revenues $ mil Q4 - 22 Q4 - 21 Act VPY Ex - FX VPY 2022 2021 Act VPY Ex - FX VPY Cardiovascular 328 398 (18)% (5)% 1,498 1,616 (7)% 2% Respiratory 247 273 (10)% (1)% 1,037 1,009 3% 10% Non - Opioid Pain, Bone & Dermatology 185 208 (11)% (3)% 788 830 (5)% 2% Other 128 158 (19)% (8)% 552 613 (10)% (2)% Total Est. Brands 888 1,037 (14)% (4)% 3,874 4,068 (5)% 3% 11 • Expect continued stable performance • Full - year performance aided by competitor supply interruptions and delayed VBP Totals may not foot due to rounding .

Ex - market action, Q4 results in - line with expectations Q4 - 2022 2022 Reported Impact of market action Reported Impact of market action Revenue 1,485 (8) 6,174 (8) Cost of sales 594 36 2,294 36 Gross profit 891 (44) 3,880 (44) Gross margin 60.0% (260) bps 62.8% (70) bps Non - GAAP Adjusted Gross Profit 937 (44) 4,058 (44) Non - GAAP Adjusted Gross Margin 63.1% (260) bps 65.7% (70) bps Adjusted EBITDA 380 (44) 2,085 (44) Adjusted EBITDA margin 25.6% (280) bps 33.8% (60) bps 12 $ mil (1) See Slide 20 of this presentation for a reconciliation of Gross Profit to Adjusted Gross Profit. (2) See Slides 21 and 22 of this presentation for a reconciliation of EBITDA and Adjusted EBITDA measures.

P&L reflects investment for future growth

$ mil	Q4-22	Q4-21	Actual VPY	2022	2021	Actual VPY
Revenue	**1,485**	**1,604**	**(7)%**	**6,174**	**6,304**	**(2)%**
Cost of sales	594	599	(1)%	2,294	2,382	(4)%
Gross profit	891	1,005	(11)%	3,880	3,922	(1)%
Non-GAAP Adjusted Gross profit (1)	937	1,059	(12)%	4,058	4,081	(1)%
Selling, general and administrative	470	481	(2)%	1,704	1,668	2%
R&D	142	110	29%	471	339	39%
Acquired IPR&D and milestones	—	79	NM	107	104	3%
Total research and development	**142**	**189**	**(25)%**	**578**	**443**	**30%**
Adjusted EBITDA (2)	**380**	**470**	**(19)%**	**2,085**	**2,275**	**(8)%**
Diluted Earnings per Share (EPS), continuing operations (3)	0.42	0.79	(47)%	3.59	5.31	(32)%
Non-GAAP adjusted diluted EPS, continuing operations (3)	0.81	1.13	(28)%	5.03	6.20	(19)%
Per share impact to diluted EPS from acquired IPR&D and milestones	—	$ (0.24)	NM	$ (0.33)	$ (0.33)	NM
Gross margin	*60.0%*	*62.7%*		*62.8%*	*62.2%*	
Non-GAAP Adjusted Gross margin (1)	*63.1%*	*66.0%*		*65.7%*	*64.7%*	
Adjusted EBITDA margin (2)	*25.6%*	*29.3%*		*33.8%*	*36.1%*	

(1) See Slide 20 of this presentation for a reconciliation of Gross Profit to Adjusted Gross Profit.
(2) See Slides 21 and 22 of this presentation for a reconciliation of EBITDA and Adjusted EBITDA measures.
(3) See Slides 23 and 24 of this presentation for a reconciliation of diluted EPS to non-GAAP adjusted diluted EPS.

ORGANON™

13

14 Bank covenant (*) net leverage ratio ~3.8x Net Debt as of December 31, 2022 $ mil December 2021 March 2022 June 2022 September 2022 December 2022 Cash and cash equivalents 737 694 545 499 706 Gross Debt (1) 9,134 9,094 8,893 8,699 8,913 Net Debt (1) 8,397 8,400 8,348 8,200 8,207 (*) The definition of net debt in the company's credit agreement excludes unamortized fees but includes capitalized lease ob lig ations. Additionally, the LTM EBITDA calculation excludes acquired IPR&D and milestone charges. (1) Debt figures are net of discounts and unamortized fees of $124 million, $119 million, $113 million, $106 million and $10 5 a s of December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022, and December 31, 2022 respectively.

Net working capital normalization in fourth quarter $mil Q4 22 FY 22 Adjusted EBITDA 380 2,085 Less: Net cash interest expense (161) (382) Less: Cash taxes (50) (215) Less: Change in net working capital 222 (521) Less: Capex (10) (92) Free Cash Flow Before One - time Costs $381 $875 Less: One - time costs, spin - off (97) (358) Free Cash Flow (1) $284 $517 15 (1) Free cash flow represents net cash flows provided by operating activities plus capital expenditures, acquired in - process researc h and development, and the effect of exchange rate changes on cash and cash equivalents. Positive impacts from: • $130M due to timing of collections • $100M FX Includes > $300M from non - recurring, spin - related build of working capital position

[Organon] Confidential $ mil 16 Continued solid volume growth, partly offset by VBP, LOE and price; limited FX headwinds 500 - 600 (3) $6,174 $6,150 - $6,450 (50) - (75) (125) - (175) (75) - (125) (25) - (50) (50) - (100) (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties. (1) (2) Flat to +4.5% reported FX ~ (80) - (160) bps headwind to growth in 2023

FY 2023 guidance ranges 17 Provided on a Non - GAAP basis, except Revenues 2023 FY guidance Revenues $6.150 - $6.450 billion Adjusted gross margin Low - mid 60% range SG&A (as % of revenues) Mid 20% range R&D (as % of revenues) Upper single - digit Adjusted EBITDA margin 31.0% - 33.0% Interest expense ~510 million Depreciation ~130 million Effective non - GAAP tax rate 19.0% - 21.0% Fully diluted weighted avg. shares outstanding ~255 million

Q&A

Appendix

Gross margin reconciliation

$ mil	Q4-2022	Q4-2021	2022	2021
Revenues	**1,485**	**1,604**	**6,174**	**6,304**
Cost of sales	594	599	2,294	2,382
Gross Profit	891	1,005	3,880	3,922
Gross Margin	*60.0%*	*62.7%*	*62.8%*	*62.2%*
Amortization	28	34	116	103
One-time costs (1)	14	17	49	45
Stock-based compensation	4	3	13	11
Non-GAAP Adjusted Gross Profit (2)	**937**	**1,059**	**4,058**	**4,081**
Non-GAAP Adjusted Gross Margin	*63.1%*	*66.0%*	*65.7%*	*64.7%*

(1) One-time costs for the three months ended December 31, 2022 primarily include costs to stand up the company and inventory step-up adjustments. One-time costs for the year ended December 31, 2022 primarily include costs to stand up the company and inventory step-up adjustments as well as a $9 million impairment charge related to a licensed intangible asset.

One-time costs for the three months ended December 31, 2021 include costs to stand up the Company as well as a $7 million impairment charge relating to a licensed intangible asset. For the year ended December 31, 2021, one-time costs include inventory discards related to separation re-labeling and other costs to stand up the Company as well as a $7 million impairment charge related to a licensed intangible asset.

(2) Non-GAAP Adjusted Gross Profit is calculated by excluding amortization, one-time costs, and the portion of stock-based compensation expense allocated to Cost of sales.

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ORGANON™

Income from continuing operations before income taxes to Adjusted EBITDA $ mil Q4 - 2022 Q4 - 2021 Income from continuing operations before income taxes 111 236 Depreciation 24 28 Amortization (1) 28 34 Interest expense 119 98 EBITDA 282 396 Restructuring costs 17 — One - time costs (2) 58 59 Stock - based compensation (3) 23 15 Adjusted EBITDA 380 470 Adjusted EBITDA margin 25.6% 29.3% (1) Amortization in all periods is included in Cost of sales. (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon, inventory step up adjustments and legal reserves . For the three months ended December 31 , 2022 , $ 41 million of the one - time costs are recorded in Selling, general and administrative expenses, $ 14 million are recorded in Cost of sales and $ 3 million are recorded in Research and development . For the three months ended December 31 , 2021 , $ 26 million of the one - time costs are recorded in Selling, general and administrative expenses, $ 17 million are recorded in Cost of sales, $ 9 million are recorded in Research and development, and $ 7 million in Other (income) expense . (3) For the three months ended December 31 , 2022 , approximately $ 4 million of stock - based compensation is recorded in Cost of sales, $ 16 million is recorded in Selling, general and administrative and $ 3 million is recorded in Research and development . For the three months ended December 31 , 2021 , approximately $ 3 million of stock - based compensation is recorded in Cost of sales, $ 10 million is recorded in Selling, general and administrative and $ 2 million is recorded in Research and development . 21

Income from continuing operations before income taxes to Adjusted EBITDA $ mil 2022 2021 Income from continuing operations before income taxes 1,122 1,529 Depreciation 96 92 Amortization (1) 116 103 Interest expense 422 258 EBITDA 1,756 1,982 Restructuring costs 28 3 One - time costs (2) 226 231 Stock - based compensation (3) 75 59 Adjusted EBITDA 2,085 2,275 Adjusted EBITDA margin 33.8% 36.1% (1) Amortization in all periods is included in Cost of sales. (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon, an impairment of a licensed intangible asset, inventory step - up adjustments and legal reserves . For the year ended December 31 , 2022 , $ 143 million of the one - time costs are recorded in Selling, general and administrative expenses, $ 49 million are recorded in Cost of sales, $ 19 million are recorded in Other (income) expense, and $ 15 million are recorded in Research and development . For the year ended December 31 , 2021 , $ 165 million of the one - time costs are recorded in Selling, general and administrative expenses (which includes $ 23 million pertaining to the acquisition of Alydia in the second quarter 2021 ), $ 45 million are recorded in Cost of sales, $ 14 million are recorded in Research and development, and $ 7 million are recorded in Other (income) expense . (3) For the year ended December 31, 2022, approximately $13 million of stock - based compensation is recorded in Cost of sales, $5 1 million is recorded in Selling, general and administrative and $11 million is recorded in Research and development. For the year ended December 31, 2021, approximately $11 million of stock - based compensation is recorded in Cost of sales, $36 million is recorded in Selling, general and administrative and $12 million is recorded in Research and development. 22

Income from continuing operations before income taxes to Adjusted Net Income $ mil (except EPS) Q4 - 2022 Q4 - 2021 Income from continuing operations before income taxes 111 236 Amortization (1) 28 34 Restructuring costs 17 0 One - time costs (2) 58 59 Stock - based compensation (3) 23 15 Total Adjustments 126 108 Non - GAAP pre - tax income, continuing operations 237 344 Taxes on income as reported in accordance with GAAP 3 34 Tax benefit on adjustments 23 18 Tax benefit on GAAP - only discrete items 3 5 Non - GAAP adjusted taxes on income 29 57 Non - GAAP adjusted net income, continuing operations 208 287 Non - GAAP adjusted net income, continuing operations per diluted share $ 0.81 $ 1.13 (1) Amortization in all periods is included in Cost of sales. (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon, inventory step up adjustments and legal reserves . For the three months ended December 31 , 2022 , $ 41 million of the one - time costs are recorded in Selling, general and administrative expenses, $ 14 million are recorded in Cost of sales and $ 3 million are recorded in Research and development . For the three months ended December 31 , 2021 , $ 26 million of the one - time costs are recorded in Selling, general and administrative expenses, $ 17 million are recorded in Cost of sales, $ 9 million are recorded in Research and development, and $ 7 million in Other (income) expense . (3) For the three months ended December 31 , 2022 , approximately $ 4 million of stock - based compensation is recorded in Cost of sales, $ 16 million is recorded in Selling, general and administrative and $ 3 million is recorded in Research and development . For the three months ended December 31 , 2021 , approximately $ 3 million of stock - based compensation is recorded in Cost of sales, $ 10 million is recorded in Selling, general and administrative and $ 2 million is recorded in Research and development . 23

Income from continuing operations before income taxes to Adjusted Net Income $ mil (except EPS) 2022 2021 Income from continuing operations before income taxes 1,122 1,529 Amortization (1) 116 103 Restructuring costs 28 3 One - time costs (2) 226 231 Stock - based compensation (3) 75 59 Total Adjustments 445 396 Non - GAAP pre - tax income, continuing operations 1,567 1,925 Taxes on income as reported in accordance with GAAP 205 178 Tax benefit on adjustments 78 74 Tax benefit on GAAP - only discrete items (4) — 96 Non - GAAP adjusted taxes on income 283 348 Non - GAAP adjusted net income, continuing operations 1,284 1,577 Non - GAAP adjusted net income, continuing operations per diluted share $ 5.03 $ 6.20 (1) Amortization in all periods is included in Cost of sales. (2) One - time costs primarily include costs incurred in connection with the spin - off of Organon, an impairment of a licensed intangible asset, inventory step - up adjustments and legal reserves . For the year ended December 31 , 2022 , $ 143 million of the one - time costs are recorded in Selling, general and administrative expenses, $ 49 million are recorded in Cost of sales, $ 19 million are recorded in Other (income) expense, and $ 15 million are recorded in Research and development . For the year ended December 31 , 2021 , $ 165 million of the one - time costs are recorded in Selling, general and administrative expenses (which includes $ 23 million pertaining to the acquisition of Alydia in the second quarter 2021 ), $ 45 million are recorded in Cost of sales, $ 14 million are recorded in Research and development, and $ 7 million are recorded in Other (income) expense . (3) For the year ended December 31 , 2022 , approximately $ 13 million of stock - based compensation is recorded in Cost of sales, $ 51 million is recorded in Selling, general and administrative and $ 11 million is recorded in Research and development . For the year ended December 31 , 2021 , approximately $ 11 million of stock - based compensation is recorded in Cost of sales, $ 36 million is recorded in Selling, general and administrative and $ 12 million is recorded in Research and development . (4) For the three months and year ended December 31, 2021, the Company recorded a tax benefit of approximately $5 million and $7 5 million, respectively, related to a portion of non - US step up in tax basis as a result of its separation from 24

Franchise performance $ mil Q4 - 2022 Q4 - 2021 Actual VPY Ex - FX VPY 2022 2021 Actual VPY Ex - FX VPY Women’s Health 433 415 4% 9% 1,673 1,612 4% 7% Biosimilars 134 118 13% 17% 481 424 13% 17% Est. Brands 888 1,037 (14)% (4)% 3,874 4,068 (5)% 3% Other (1) 30 34 (8)% (9)% 146 200 (27)% (29)% Total Revenues 1,485 1,604 (7)% 1% 6,174 6,304 (2)% 4% (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties, and allocated amounts f rom pre - spin revenue hedging activities. 25

Number of products 13 5 49 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 26 TM TM

Free cash flow providing opportunity for meaningful business development in growth pillars

Commercialized/soon to be commercialized asset

Licensing Agreement for *Xaciato*™ (clindamycin phosphate vaginal gel, 2%) March 2022	**Bacterial Vaginosis Gel** **FDA-approved** for BV in females 12 and over, the most common cause of vaginits worldwide estimated to affect **approximately 21 million women in the US.** year (1)
***Marvelon*™** (desogestrel and ethinyl estradiol) and ***Mercilon*™** (desogestrel and ethinyl estradiol) February 2022	**Contraception** **Expanding portfolio** - recapturing commercial rights to certain currently marketed products in Asia
Acquisition of Alydia Health/*Jada* System June 2021	**Medical Device** Postpartum hemorrhage - one of the most common complications of birth, **requiring pharmacologic treatment in up to 10% of mothers** (2)

Building a pipeline

Claria Medical January 2023	**Medical Device** Being studied for use during minimally invasive laparoscopic hysterectomy - **one of the most commonly performed surgeries** for women
Cirqle Biomedical July 2022	**Contraception** **Expanding portfolio** - preclinical, non-hormonal contraceptive candidate, large, unmet need for non-hormonal contraception
Licensing Agreement for biosimilar candidates referencing *Perjeta*(4) and *Prolia*(4)/*Xgeva*(4) through Shanghai Henlius June 2022	**Biosimilar Candidates for Osteoporosis and Breast Cancer** Exclusive **global commercialization rights** except for China; including Hong Kong, Macau and Taiwan
Licensing Agreement for Ebopiprant July 2021	**Pre-term Labor** **15 million babies (11.1% of all live births)** born pre-term every year (3)
Forendo Pharma December 2021	**Endometriosis** Clinical stage / Phase 2a/2b - **chronic condition that affects up to 1 in 10 women of reproductive age**

(1) Centers for Disease Control and Prevention Bacterial Vaginosis CDC Fact Sheet: https://www.cdc.gov/std/bv/stdfact-backterial-vaginosis
(2) Widmer M et al. "Heat-Stable Carbetocin versus Oxytocin to Prevent Hemorrhage after Vaginal Birth." N Engl J Med 2018; 379:743-752
(3) WHO Key Facts, 2018: https://www.who.int/news-room/fact-sheets/detail/preterm-birth
(4) Perjeta is a trademark registered in the U.S. in the name of Genentech, Inc.; Prolia and Xgeva are trademarks registered in the U.S. in the name of Amgen Inc.

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ORGANON™